SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 20, 1999


                       Consolidated Technology Group Ltd.
             (Exact name of Registrant as Specified in its Charter)

          New York                  0-4186                  13-1948169
(State or other jurisdiction      (Commission              (IRS Employer
      of incorporation             File No.)             Identification No.)


                     160 Broadway, New York, New York 10038
                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (212) 233-4500.

Item 1.  Changes in Control of Registrant.

Acquisition of stock and voting rights

         On April 20, 1999, Technology Acquisitions, Ltd., a Bermuda corporation ("TAL"), purchased 8,000,000 shares, or approximately 17.1% of the Registrant's outstanding common stock from the following shareholders in a private transaction, at a purchase price of $.25 per share or an aggregate of $2,000,000:

Name                            Number of Shares        Purchase Price
----                            ----------------        --------------

Chevra of Lud Chabad                 674,000             $  168,500.00
Mosdos Chinoch                       192,000                 48,500.00
Concha Company Ltd.                  210,719                 52,679.75
Tzivos Hashem                      2,206,314                551,578.50
Fabio Kirchenchleyn                1,538,667                384,666.75
Fernando Schechter                   259,300                 64,825.00
Marc Schmerling                      454,000                113,500.00
Yeshivat Tomchei Tmimim            2,415,000                603,250.00
Patterson Travis                      50,O00                 12,500.00
                                      ------                 ---------

Total                              8,000,000             $2,000,000.00

         Contemporaneously with the purchase of the 8,000,000 shares, the following shareholders granted TAL options to purchase an aggregate of 7,999,785 shares of the Registrant's common stock for $.35 per share, or an aggregate of $2,799,925.

Name                            Number of Shares
----                            ----------------
Concha Company Ltd.                2,194,281
Fabio Kirchenchleyn                  900,000
Fernando Schechter                 2,049,000
Marc Schmerling                    1,973,000
Jan Wernick                          163,504
Judah Wernick                        720,000
                                     -------

Total                              7,999,785

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         The options may be exercised as to all of the shares subject to the option at any time during the 13 month period commencing on March 23, 1999. The shareholders who granted the options have the right to require TAL to exercise the options at $.35 per share within twenty days after TAL's receipt of notice that the Registrant's common stock has traded at an average share price in excess of $.45 for a period of ten consecutive trading days. As long as the options are outstanding, TAL has the right to vote the 7,999,785 shares of common stock, representing an additional 17.1% of the Registrant's outstanding common stock.

         As a result of the purchase of the 8,000,000 shares and the grant of the voting rights with respect to the 7,999,785 shares of common stock subject to the options, TAL has voting rights with respect to 34.2% of the Registrant's common stock and may be deemed to be a control person with respect to the Registrant.

         TAL purchased the 8,000,000 shares from the proceeds of a private placement of its equity securities, $1,542,000 of the net proceeds of such private placement being used for such purposes, and from the proceeds of a $326,000 bridge loan from Trident III, L.L.C. and a $150,000 bridge loan from Benchmark Equity Group, Inc. ("Benchmark").

         As previously reported, TAL entered into an agreement dated as of March 23, 1999 pursuant to which the Registrant, through its wholly-owned subsidiary, SIS Capital Corp. ("SISC"), sold all of its equity interest in Arc Networks, Inc. ("Arc") to TAL for $850,000. The proceeds of the sale and the shares of Arc common stock being sold are being held in escrow pending receipt of the consent of the New York Public Service Commission to the sale of the shares to TAL and certain related matters. The Registrant owns approximately 67% of the outstanding common stock of Arc.

Change in directors and officers
--------------------------------

         On April 19, 1999, in anticipation of TAL's purchase of 8,000,000 shares of common stock of the Registrant and the grant to TAL of options to purchase an additional 7,999,785 shares of common stock of the Registrant, the board of directors elected Mr. Frank DeLape as a director. Mr. DeLape, who is 45 years old, is president of Benchmark, a position he has held since 1994. Mr. DeLape is also a director of Benchmark, TAL and Trident Equity Management Group, Inc., TAL's parent. In addition to such positions, Mr. DeLape was, during the last five years, a member of the board of directors of Think New Ideas, Inc., a publically owned company engaged in the web-based public relations business, and is currently a director of I-Storm, Inc., a publicly owned company engaged in the Internet based E-commerce business.

         On April 20, 1999, Seymour Richter resigned as the Registrant's president and chief executive officer. Simultaneously with his resignation, Mr. Richter entered into a nine-month consulting agreement with the Registrant pursuant to which he will receive an aggregate of $56,250.

         On April 22, 1999, the board of directors elected Mr. Richard Young as a director and chief operating officer of the Registrant and Mr. DeLape as chairman of the board of the Registrant. Mr. Young, who is 31 years old, is a certified public accountant. Prior to becoming an officer and director of the Registrant, during the period 1997 through 1999, Mr. Young served in various positions with, and eventually as a principal of, Benchmark. From 1996 until 1997, Mr. Young served as a Regional Controller for IKON Office Solutions, Inc., a public company engaged in the office systems design and outsourcing business. During a part of 1996, Mr. Young was Assistant to the President and Chief Executive Officer of Learmonth & Burchette Management Systems, Plc., a publicly-owned English company engaged in the application development process software business. From 1992 to 1996, Mr. Young was employed by Price Waterhouse, LLP in staff accounting positions, eventually serving as a senior accountant.

         On April 22, 1999, the board of directors also approved three-year employment agreements between the Registrant and Messrs. DeLape and Young pursuant to which they will receive annual salaries of $250,000 and $135,000, respectively. Subsequent to April 22, 1999, the new board also elected Mr. DeLape as chief executive officer and Mr. Young as president of the Registrant in addition to their respective positions as chairman of the board and chief operating officer. The agreements require Mr. DeLape to devote such time as is necessary to perform his duties as chairman of the board and chief executive officer of the Registrant and Mr. Young to devote his full time to the performance of his duties as president and chief operating officer of the Registrant. The agreements provide for annual cash bonuses, annual equity incentive awards including grants of restricted stock and stock options, certain fringe benefits, including life insurance and severance compensation. Pursuant to the agreements, the Registrant granted Messrs. DeLape and Young three-year options to purchase 400,000 and 250,000 shares of the common stock of the Registrant, respectively, at $.14 per share, being the closing price of the Registrant's common stock on April 20, 1999. Additionally, the agreements provide for the grant to Messrs. DeLape and Young, on the last day of each fiscal year during the term thereof, of additional stock options of 250,000 and 100,000 shares of common stock of the Registrant, exercisable at the closing price of the Registrant's common stock on the day immediately prior to the date of purchase, any such options being subject to performance objectives to be agreed upon by the board and such persons for each such year. Such options contain anti-dilution provisions, including anti-dilutive provisions with respect to any subsequent reverse stock split of the Registrant's common stock and are subject to shareholder approval.

         On April 22, 1999, Messrs. Seymour Richter, Edward D. Bright and Donald Chaifetz resigned as directors of the Registrant and Mr. Bright resigned as chairman of the board. In connection with Mr. Bright's resignation as chairman of the board, the board of directors approved the issuance to Mr. Bright of a three-year warrant to purchase 100,000 shares of the common stock of the Registrant at $.15 per share, being the closing price of the Registrant's common stock on such date.

Item 5.  Other Matters.

         The Registrant issued notification to Netsmart Technologies, Inc. ("Netsmart"), pursuant to the previously reported agreement dated as of March 25, 1999, among the Registrant, SISC, Netsmart and the Management Investors named therein, that it will exercise its option pursuant to such agreement not to sell an additional 200,000 shares of Netsmart's common stock to the Management Investors. As a result, the maximum number of shares of Netsmart's common stock which may be purchased from SISC pursuant to the agreement, in addition to the 585,750 shares previously purchased from SISC pursuant to the agreement, is 206,874 shares.

         Pursuant to the previously reported February 25, 1999 agreement between the Registrant, SISC and Trans Global Services, Inc. ("Trans Global"), on May 3, 1999, the Registrant, through SISC, transferred 1,150,000 shares of Trans Global common stock owned by it to Trans Global in consideration of the cancellation of shares of the Registrant's Series G 2% Cumulative Redeemable Preferred Stock owned by Trans Global, including accrued dividends, and certain other obligations due by the Registrant to Trans Global. The transfer of the 1,150,000 shares to Trans Global reduced the Registrant's holdings in Trans Global to 379,994 shares, or approximately 14.2% of Trans Global's outstanding common stock. Prior to the transfer, the Registrant owned 40.1% of Trans Global's outstanding common stock.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  99.1 Consulting Agreement dated April 20, 1999 between the Registrant and Seymour Richter.

                  99.2 Form of Employment Agreement dated April 21, 1999 between the Registrant and Frank DeLape.

                  99.3 Form of Employment Agreement dated April 21, 1999 between the Registrant and Richard Young.

                  99.4 Form of Common Stock Option of the Registrant issued to Frank DeLape.(*)

                  99.5 Form of Common Stock Option of the Registrant issued to Richard Young.(*)

----------------

(*) To be filed by amendment.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CONSOLIDATED TECHNOLOGY GROUP LTD.


                                   By:_______________________________________
Date: May 5, 1999                     Richard Young
                                      President and Chief Operating Officer

Exhibit 99.1

                              CONSULTING AGREEMENT

         AGREEMENT made as of the 20th day of April, 1999 by and between SEYMOUR RICHTER ("Consultant") and CONSOLIDATED TECHNOLOGY GROUP LTD., a New York corporation (the "Company").

                              W I T N E S S E T H:

         WHEREAS, Consultant has served as the President and Chief Executive Officer of the Company and a member of the Company's Board of Directors since on or about April 1, 1998 and, as such, has obtained valuable knowledge of the business activities and operations of the Company; and

         WHEREAS, at the request of Technology Acquisitions, Ltd. ("TAL"), upon an anticipated change in control of the Company resulting from the acquisition by TAL of a significant number of the outstanding shares of common stock of the Company, Consultant has agreed to resign as an officer of the Company and thereafter to provide certain consulting services to the Company in an effort to assure a more orderly transition of the management of the Company, all on and subject to the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants herein and other good and valuable consideration, the receipt and sufficiency of which are hereby unconditionally acknowledged, the parties hereto do hereby agree as follows:

         1. Engagement. For the Term (as hereinafter defined) of this Agreement, the Company, with the knowledge and consent of TAL, hereby engages Consultant, and Consultant hereby agrees to be so engaged, upon and subject to the terms and conditions set forth in this Agreement.

         2. Resignation. On the Effective Date (hereinafter defined), Consultant will resign as the President and Chief Executive Officer of the Company. For purposes hereof, the term "Effective Date" will mean the date on which TAL acquires 8,000,000 shares of the Common Stock of the Company and obtains an option to acquire an additional 7,999,785 shares of the Common Stock of the Company and voting rights to such shares (the "Share Acquisition").

         3. Consultant's Duties and Responsibilities.

                  3.1. During the Term hereof, Consultant shall, upon the reasonable request of the Company, provide such information, assistance, cooperation and advisory services to the Company with respect to the business activities and operations of the Company of which Consultant has knowledge which he acquired during the period commencing on April 1, 1998 through the date that the Term of this Agreement shall commence.

                  3.2. During the Term hereof, Consultant shall not have the authority to, and shall not consummate, any agreement or otherwise bind the Company to any obligation without the written consent of the President, Chief Executive Officer, Chief Operating Officer, or the Board of Directors of the Company.

                  3.3. Consultant agrees to devote such portion of his time, attention and energy to the performance of his duties under this Agreement during the Term hereof as Consultant determines shall be necessary therefor. The Company acknowledges that Consultant may render services or otherwise be engaged in other business activities during the Term hereof. Consultant will render such services from his residence and shall not be required to travel or otherwise meet with representatives of the Company other than at such location and upon the request of and reasonable advance notice from the Company. For as long as the Company maintains offices during the Term hereof at 160 Broadway, 9th Floor, New York, New York 10038, the Company will make available an office therein to Consultant, at no expense to Consultant.

         4. Term.

                  4.1. The term of this Agreement shall commence on the Effective Date and shall expire on the 270th day after the Effective Date (the "Term").

                  4.2. This Agreement shall, notwithstanding any provision to the contrary herein, not terminate upon the death or disability of Consultant and the Company shall continue to pay to Consultant (or his Estate) the Consulting Fee (hereinafter defined) during the remainder of the Term hereof in the event of either of such occurrences.

                  4.3. In the event that the Company shall not pay any installment of the Consulting Fee within five (5) business days of the due date thereof, Consultant shall have the right to terminate this Agreement upon notice to the Company.

                  4.4. In the event that, for any reason, the Share Acquisition is not consummated by May 31, 1999, Consultant shall have the right to terminate this Agreement upon ten (10) days' notice to the Company.

         5. Compensation.

                  5.1. In consideration of the performance of Consultant's services under this Agreement during the Term hereof, the Company shall pay Consultant a fee of Fifty Six Thousand Two Hundred Fifty Dollars ($56,250), payable in equal monthly installments of Six Thousand Two Hundred Fifty Dollars ($6,250) (the "Consulting Fee"), such fee to be paid to Consultant, in advance, on the 20th day of each month during the Term of this Agreement, the first of such payments to be due and payable within five (5) business days after the Effective Date. In addition to the Consulting Fee, the Consultant shall be entitled to be reimbursed for all reasonable costs and expenses incurred by him in connection with the performance of those services hereunder performed by Consultant at the request of the Company, except that any such expense in excess of $100 shall require the written approval of the Company. Consultant shall be required, as a condition to any such reimbursement, to provide the Company with invoices or other supporting documentation with respect to such expenses.

                  5.2. In the event of (a) the termination of this Agreement by Consultant pursuant to Paragraph 4.3 hereof, (b) the sale by the Company of all, or substantially all, of its assets or the sale by TAL of all, or substantially all, of the shares of the Company's common stock owned by it, or (c) the merger or consolidation of the Company with or into another entity in which the Company is not the surviving entity, Consultant shall be entitled to receive, upon notice to the Company, the balance of the Consulting Fee for the then remainder of the Term hereof in a lump sum payment upon the date of any such occurrence.

         6. Confidentiality and Non-Disclosure Covenant. Consultant hereby agrees that, at all times during and after the Term hereof, he will maintain in confidence and not disclose or otherwise utilize for his benefit or the benefit of any third parties, any non-published confidential information concerning the Company.

         7. Representations and Warranties of the Company and Consultant. The Company and Consultant hereby represent and warrant to each other as follows:

                  7.1. All action on the part of the parties hereto necessary for the authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, has been taken and this Agreement constitutes a valid and legally binding obligation of each of the parties hereto, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting generally the enforcement of creditors' rights and by general principals of equity.

                  7.2. The authorization, execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, will not result in any violation or be in conflict with or constitute, with or without the passage of time and giving of notice, a default under any provision of any instrument, judgment, order, writ, decree or agreement to which either of the parties is a party or by which either of them is bound.

                  7.3. There is no action, suit, proceeding, or investigation pending, or to the knowledge of either of the parties hereto, currently threatened against either of them, in any way relating to the validity of this Agreement or the right of either of the parties hereto to enter into, consummate or perform this Agreement.

         8. Miscellaneous.

                  8.1. This Agreement constitutes the sole and entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, representations, warranties, statements, promises, arrangements and understandings, whether oral or written, express or implied, between the parties hereto with respect to the subject matter hereof. This Agreement may not be changed or modified except by an instrument in writing signed by the party to be bound thereby.

                  8.2. All notices, consents, requests, demands and other communications required or permitted to be given under this Agreement (the "Notices") shall be in writing and delivered personally, receipt acknowledged, or mailed by registered or certified mail, postage prepaid, return receipt requested, addressed to the parties hereto at such address as either party hereto shall notify the other by notice given in accordance with this provision. All such Notices shall be deemed given when personally delivered, as aforesaid, or, if mailed as aforesaid, on the third business day after the mailing thereof or on the day actually received, if earlier, except for a notice of a change of address which shall be effective only upon receipt.

                  8.3. Neither party hereto may assign this Agreement or his or its respective rights, benefits or obligations hereunder without the written consent of the other party hereto. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors, heirs, personal representatives, administrators, executors and permitted assigns. Nothing contained herein is intended to confer upon any person or entity, other than the parties hereto, and their respective successors, heirs, personal representatives, administrators, executors or permitted assigns, any rights, benefits, obligations, remedies or liabilities under or by reason of this Agreement.

                  8.4. No waiver of this Agreement shall be effective unless in writing and signed by the party to be bound thereby. The waiver by either party hereto of a breach of any provision of this Agreement, or of any representation, warranty, or covenant in this Agreement by the other party hereto shall not be construed as a waiver of any subsequent breach or of any other provision, representation, warranty, or covenant of such other party, unless the instrument of waiver expressly so provides.

                  8.5. This Agreement shall be governed by and construed in accordance with the laws of the State of New York with respect to contracts made and to be fully performed therein, without regard to the conflicts of laws principles thereof, except as expressly otherwise provided herein.

                  8.6. Each of the parties hereto shall bear all of their own costs and expenses incurred in connection with the negotiation, execution and delivery of this Agreement. In the event of any action by Consultant to enforce the provisions of this Agreement in which Consultant is the prevailing party therein, Consultant shall be entitled to reimbursement of all reasonable costs and expenses incurred by him (including reasonable legal fees) in connection therewith.

                  8.7. The parties hereto hereby agree that, at any time and from time to time during the Term hereof, upon the reasonable request of the other party hereto, they shall do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such further acts, deeds, assignments, transfers, conveyances and assurances as may be reasonably required to more effectively consummate this Agreement and the transactions contemplated thereby or to confirm or otherwise effectuate the provisions of this Agreement.

                  8.8. If any term or provision of this Agreement, or the application thereof to any person or circumstance, is finally determined by a court or arbitration tribunal to any extent to be illegal, invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held illegal, invalid or unenforceable, shall not be affected thereby and each term and provision of this Agreement shall be valid and shall be enforced to the fullest extent permitted hereunder and by law.

                  8.9. Consultant is rendering his services hereunder as an independent contractor and not as an employee of the Company. Consultant shall have no personal liability under this Agreement except for any judicially determined intentional wrongdoing.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 20th day of April, 1999.


WITNESS:                  CONSOLIDATED TECHNOLOGY GROUP LTD.



_____________________ By: ______________________________
                          George W. Mahoney
                          Chief Financial Officer


WITNESS:



_____________________ By: ______________________________
                          Seymour Richter

Exhibit 99.2

                              EMPLOYMENT AGREEMENT


         EMPLOYMENT AGREEMENT (this "Agreement"), effective as April 21, 1999 (the "Effective Date"), between Frank DeLape ("Executive") and of Consolidated Technology Group Ltd., a New York corporation ("Employer").

         In consideration of the premises and the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.       Employment of Executive

         Employer hereby agrees to employ Executive, and Executive hereby agrees to be and remain in the employ of Employer, upon the terms and conditions hereinafter set forth.

2.       Employment Period

         Subject to earlier termination as provided in section 5, the term of Executive's employment under this Agreement shall commence as of the date hereof and shall continue for a period of three (3) years (the "Initial Employment Period"). Unless either party gives notice of non-renewal at least six (6) months prior to the expiration of the Initial Employment Period or any extension thereof, the term of this Agreement shall be extended for an additional one (1) year period (the Initial Employment Period and any extension thereof is hereafter referred to as the "Employment Period").

3.       Duties and Responsibilities

         3.1 General. During the Employment Period, Executive shall have the titles of Chairman of the Board and Chief Executive Officer of the Employer and shall be charged with pursuing a growth strategy of building the Employer's business. Executive shall devote such of his business time and expend such of his best efforts, energies and skills to the Employer, as may be necessary for Executive to fulfill his obligations hereunder. Executive shall be responsible for the affairs of the Employer and its subsidiaries in pursuit of the Employer's Business. Executive shall perform such duties, consistent with his status as President and Chief Executive Officer of Employer, as he may be assigned from time to time by Employer's Board of Directors (the "Board"). Employer shall nominate Executive to the Board and use its best efforts to see that Executive is appointed to the Board. Any such appointment shall be subject to Board approval. Executive acknowledges that the Employer may expand its business. In connection therewith, Employer may hire individuals with knowledge and experience in such alternative business areas to guide Employer in the pursuit of such alternative business areas and to be solely responsible for Employer's expansion into such alternative business areas.

4.       Compensation and Related Matters

         4.1 Base Salary. For each twelve-month period during the Employment Period, commencing with the twelve-month period beginning on the date of this Agreement (each such period, an "Employment Year"), Employer shall pay to Executive a base salary equal to $250,000, subject to increase at the discretion of the Board (the initial base salary, including any Board approved increase thereof, the "Base Salary"). The Base Salary for each Employment Year shall be payable in advance in monthly increments.

         4.2 Annual Bonus. For each fiscal year during the Employment Period (each, a "Bonus Year"), at the discretion of the Board, Executive may receive a cash bonus in the discretion of the Board of Directors.

         4.3 Life Insurance. Employer shall maintain in effect at all times during the Employment Period, at Employer's expense, a policy of term insurance on the life of Executive in the amount equal to eight times Base Salary, naming such person as Executive shall designate from time to time as the owner and beneficiary thereof. Executive agrees that Employer shall have the right to obtain other life insurance on Executive's life, at Employer's sole expense and with Employer or an affiliate thereof as the sole beneficiary thereof. Executive shall (i) cooperate fully with Employer in obtaining all such insurance, (ii) sign any necessary consents, applications and other related forms or documents, and (iii) take any required medical examinations.

         4.4 Country Club, Car Allowance and Financial Planning. Employer shall provide Executive with a monthly allowance during the Employment Period not to exceed $400 to cover the costs of a country club selected by the Executive. In addition, during the Employment Period, Employer shall provide the Executive with a monthly car allowance in the amount of $1,000 to cover the costs of an automobile lease, as well as the costs and the expenses of maintenance and upkeep of the automobile.

         4.5 Other Benefits. During the Employment Period, subject to, and to the extent Executive is eligible under their respective terms, Executive shall be entitled to receive such fringe benefits as are, or are from time to time hereafter generally provided by Employer to Employer's senior management employees or other employees (other than those provided under or pursuant to separately negotiated individual employment agreements or arrangements) under any pension or retirement plan, disability plan or insurance, group life insurance, medical and dental insurance, accidental death and dismemberment insurance, travel accident insurance or other similar plan or program of Employer. Employer shall provide short-term and long-term disability insurance for Executive which provides benefits equal to at least 60% of Base Salary. To the degree that Employer's medical insurance does not fully cover the cost of an annual physical examination for Executive, Employer shall reimburse Executive for such expense promptly after such expense is incurred. Executive's Base Salary shall (where applicable) constitute the compensation on the basis of which the amount of Executive's benefits under any such plan or program shall be fixed and determined.

         4.6 Expense Reimbursement. Employer shall reimburse Executive for all business expenses reasonably incurred by him in the performance of his duties under this Agreement upon

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

his presentation of signed, itemized accounts of such expenditures, all in accordance with Employer's procedures and policies as adopted and in effect from time to time and applicable to its senior management employees.

         4.7 [Reserved]

         4.8 Annual Equity Incentives. In order to provide further incentive to Executive and align the interests of Executive with those of the stockholders of Employer, Employer shall grant to Executive annual equity incentives consisting of (i) shares of common stock of Employer (the "Common Stock"), subject to forfeiture and restricted as to transfer ("Restricted Stock") and (ii) options to purchase Common Stock ("Options").

         (a) Restricted Stock Award. Employer may grant to the Executive a Restricted Stock Award consisting of Restricted Stock (the "Restricted Stock Award"). The Restricted Stock Award shall vest and become transferable in two installments over a period of three years from the date hereof and shall have such other terms and conditions as set forth in the Restricted Stock Award Agreement attached hereto as Exhibit A.

         (b) Option Award. As of the date hereof, Employer shall grant to Executive an Option with respect to 400,000 shares of Common Stock with an exercise price equal to the closing price of the Common Stock on the NASD OTC Bulletin Board as of the trading day immediately prior to the date hereof (the "400,000 Option Award"). The 400,000 Option Award shall not be adjusted (in terms of exercise price, or number of shares issuable upon exercise) in the event of a reverse stock split of up to 1 for 30 effected within one year of the date hereof. The Options shall vest and become exercisable over a period of three years from the date hereof and shall have such other terms and conditions as set forth in the Stock Option Agreement attached hereto as Exhibit B.

          (c) Additional Option Purchase. On the last day of each fiscal year during the Employment Period, provided Executive has met or exceeded the performance objectives agreed upon by the Board and Executive for such fiscal year, Executive shall have the right to purchase from Employer an additional Option with respect to 250,000 shares of Common Stock (the "Additional Option"). The Additional Option shall have a per share exercise price equal to the closing price of the Common Stock on the NASD OTC Bulletin Board on the trading day immediately prior to the date of purchase. The Additional Option shall be fully vested and shall have such other terms and conditions as are mutually agreed upon between Employer and the Executive. The purchase price for any Additional Option shall be determined by Employer's independent accountants based on a Black-Scholes valuation methodology.

         4.9 Relocation Expenses; Temporary Living Expenses. In the event that the Company's headquarters is located anywhere other than in the Houston metropolitan area, upon submission of properly documented receipts, Employer shall reimburse Executive for (i) reasonable moving costs in connection with Executive's relocation of his family from the Houston area to a location near the Employer's main headquarters and (ii) reasonable real estate commissions with respect to the sale of Executive's current residence in the Houston area in connection with or following such relocation. In addition, in the event that Employee is required to relocate, for a period of one year from the date hereof or until Executive relocates to such location, if earlier, Employer shall reimburse Executive for the reasonable cost of temporary housing in such location and reasonable travel between Houston and such location for the purpose of visiting his family. Such reimbursement shall not exceed $20,000 and shall be subject to submission of properly documented housing and travel receipts.

5.       Termination of Employment Period

         5.1 Termination Without Cause; Voluntary Termination by Executive. Employer may, by notice to Executive at any time during the Employment Period, terminate the Employment Period without Cause (as defined below). The effective date of such termination of the Executive from the Employer shall be the date that is thirty (30) days following the date on which such notice is given. Executive may, by notice to Employer at any time during the Employment Period, voluntarily resign from the Employer and terminate the Employment Period. The effective date of such termination of the Executive from the Employer shall be the date that is thirty (30) days following the date on which such notice is given.

         5.2 By Employer for Cause. Employer may, at any time during the Employment Period, by notice to Executive, terminate the Employment Period for "Cause" effective on the giving of such notice. As used herein, "Cause" means any of the following: (A) fraud on the part of Executive in the course of his employment with Employer; (B) a willful breach of this Agreement by Executive that is injurious to Employer; (C) Executive's conviction by a court of competent jurisdiction of, or pleading "guilty" or "no contest" to, (x) a felony, or (y) any other criminal charge (other than minor traffic violations) which could reasonably be expected to have a material adverse impact on Employer's reputation and standing in the community; (D) consistent drunkenness by Executive or his illegal use of narcotics which is, or could reasonably be expected to become, materially injurious to the reputation or business of the Employer or which impairs, or could reasonably be expected to impair, the performance of Executive's duties hereunder; or (E) willful failure by Executive to follow the lawful directions of the Board, representing disloyalty to the goals of the Employer. An act or failure to act on the part of Executive shall be considered "willful" if done, or omitted to be done, by Executive in bad faith or without a reasonable belief that the act or omission was in the best interest of Employer.

         5.3 By Executive for Good Reason. Executive may, at any time during the Employment Period by notice to Employer, terminate the Employment Period under this Agreement for "Good Reason" (as defined below) effective immediately. For the purposes hereof, "Good Reason" means any of the following without Executive's consent: (A) subject to Section 3 above, a material and adverse change in the nature and scope of Executive's authority and duties from those exercised or performed by Executive immediately after the Effective Date; (B) a material breach of this Agreement by Employer or (C) a change in the composition of the Board in which the individuals who constitute the Board, as of the date hereof (the "Incumbent Board"), cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to the date hereof whose election, or nomination for election was approved by a vote of at least a majority of the

Incumbent Board will be considered as though such individual were a member of the Incumbent Board; provided, however, that the circumstances set forth in this
Section 5.3(A) and (B) will not be Good Reason if within 30 days of notice by the Executive to the Employer, Employer cures such circumstances.

         5.4 Disability. During the Employment Period, if, as a result of physical or mental incapacity or infirmity, Executive shall be unable to perform his duties under this Agreement for (i) a continuous period of at least 120 days, or (ii) periods aggregating at least 180 days during any period of 12 consecutive months (each a "Disability Period"), and at the end of the Disability Period there is no reasonable probability that Executive can promptly resume his duties hereunder, Executive shall be deemed disabled (the "Disability") and Employer, by notice to Executive, shall have the right to terminate the Employment Period for Disability at, as of or after the end of the Disability Period. The existence of the Disability shall be determined by a reputable, licensed physician selected by Employer in good faith, whose determination shall be final and binding on the parties. Executive shall cooperate in all reasonable respects to enable an examination to be made by such physician. Notwithstanding the foregoing, Employer may conclusively determine Executive to be disabled and terminate the Employment Period on account of Disability at any time after Executive has commenced receiving benefits under the long-term disability insurance policy obtained pursuant to Section 4.5 hereof.

         5.5 Death. Notwithstanding any other provision of this agreement, the Employment Period shall end on the date of Executive's death.

6.       Termination Compensation

         6.1 Termination Without Cause by Employer or for Good Reason by Executive. If the Employment Period is terminated by Employer pursuant to the provisions of Section 5.1 hereof or by Executive pursuant to the provisions of
Section 5.3 hereof, Employer will pay to Executive (i) Executive's Base Salary through the date of termination, (ii) within five (5) days following the date of termination in one lump sum an amount equal to the Base Salary multiplied by the number of years (and fractional portions thereof) remaining in the Employment Period (the "Severance Period") and (iii) on the date due pursuant to the provisions of Section 4.2 hereof, the bonus for the then current Bonus Year, prorated for the period of time during the Bonus Year that Executive was employed. All other benefits provided for in Sections 4.3, 4.4 and Section 4.5 (except for pension and retirement benefits) shall be continued at the expense of Employer for the Severance Period. In the event that any such benefits cannot be continued under the terms of the applicable benefit programs or Employer chooses not to continue such benefits, the Employer shall pay to Executive a lump sum amount having an equal value of such remaining benefits. In addition, if the Employment Period is terminated by Employer pursuant to the provisions of
Section 5.1 hereof or by Executive pursuant to the provisions of Section 5.3 hereof, (i) the restrictions with respect to all unvested shares of Restricted Stock previously granted to Executive shall immediately lapse and such shares shall become transferable and no longer subject to forfeiture and (ii) all unvested portions of the Options previously granted to Executive shall immediately become vested and exercisable. Employer shall have no obligation to continue any other benefits provided for in Section 4 past the date of termination.

         6.2 Certain Other Terminations. If the Employment Period is terminated by Employer pursuant to the provisions of Sections 5.2 or 5.4, or by death, pursuant to the provisions of Section 5.5, Employer shall pay to Executive, within thirty (30) days of the date of termination, Executive's Base Salary through the date of termination. Provided the date of termination is after the end of a calendar year for which a Bonus is payable, but prior to the date of payment, Employer shall also pay to Executive, when due pursuant to provisions of Section 4.2 hereof, the Bonus for such Bonus Year. Employer shall have no obligation to continue any other benefits provided for in Section 4 past the date of termination.

         6.3 No Other Termination Compensation. Executive shall not, except as set forth in this Section 6, be entitled to any compensation following termination of the Employment Period.

7.       Professional Liability Insurance; Indemnification

         7.1 Insurance. The Employer will provide coverage for Executive under the Employer's director and officer professional liability insurance policy.

         7.2 Indemnification. Employer shall indemnify the Executive to the fullest extent permitted by law in effect as of the date hereof, or as hereafter amended, against all costs, expenses, liabilities and losses (including, without limitation, attorneys' fees, judgments, fines, penalties, ERISA excise taxes, penalties and amounts paid in settlement) reasonably incurred by the Executive in connection with a Proceeding. For the purposes of this Section, a "Proceeding" shall mean any action, suit or proceeding, whether civil, criminal, administrative or investigative, in which the Executive is made, or is threatened to be made, a party to, or a witness in, such action, suit or proceeding by reason of the fact that he is or was an officer, director or employee of the Employer or is or was serving as an officer, director, member, employee, trustee or agent of any other entity at the request of the Employer.

         (a) Notification and Defense of Claim. Promptly after receipt by the Executive of notice of the commencement of any Proceeding, the Executive will, if a claim in respect thereof is to be made against the Employer under this Agreement, notify the Employer in writing of the commencement thereof; but the omission to so notify the Employer will not relieve the Employer from any liability that it may have to the Executive otherwise than under this Agreement. Notwithstanding any other provision of this Agreement, with respect to any such Proceeding as to which the Executive gives notice to the Employer of the commencement thereof:

                  (i) The Employer will be entitled to participate therein at its own expense; and

                  (ii)     Except as otherwise provided in this Section 7.2(a)
(ii) to the extent that it may wish, the Employer, jointly with any other indemnifying party similarly notified, shall be entitled to assume the defense thereof, with counsel satisfactory to the Executive. After notice from the Employer to the Executive of its election to so assume the defense thereof, the Employer shall not be liable to the Executive under this Agreement for any legal or other expenses subsequently incurred by the Executive in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. The Executive shall have the right to employ the Executive's own counsel in such Proceeding, but the fees and expenses of such counsel incurred after notice from the Employer of its assumption of the defense thereof shall be at the expense of the Executive unless (a) the employment of counsel by the Executive has been authorized by the Employer, (b) the Executive shall have reasonably concluded that there may be a conflict of interest between the Employer and the Executive in the conduct of the defense of such Proceeding (which conclusion shall be deemed reasonable if, without limitation, such action shall seek any remedy other than money damages and the Executive would be personally affected by such remedy or the carrying out thereof), or (c) the Employer shall not in fact have employed counsel to assume the defense of the Proceeding, in each of which cases the fees and expenses of counsel shall be at the expense of the Employer. The Employer shall not be entitled to assume the defense of any Proceeding brought against the Executive by or on behalf of the Employer or as to which the Executive shall have reached the conclusion provided for in clause (b) above.

8.       Confidentiality

         Unless otherwise required by law or judicial process, Executive shall retain in confidence during the Employment Period and after termination of Executive's employment with Employer pursuant to this Agreement all confidential information known to the Executive concerning Employer and its businesses. The obligations of Executive pursuant to this Section 8 shall survive the expiration or termination of this Agreement.

9.       Noncompetition.

         For the shorter of the duration of the Employment Period; the date of termination of employment hereunder, in the event of termination of the Executive by the Employer or by the Executive with Good Reason; or one-year following the termination of employment hereunder in the event of termination of employment hereunder by the Executive without Good Reason (such period referred to herein as the "Non-Compete Period"), the Executive shall not directly or indirectly, engage in any Competitive Activity (as defined below) in competition with the Employer. "Competitive Activity" shall mean: (A) the participation, directly or indirectly, in any business which is the same as or substantially similar to or is or would be competitive with the business of the Employer at the time; and (B) becoming an employee, director, officer, consultant, independent contractor, lecturer or advisor of or to, or otherwise providing services to, any business, individual, partnership, firm, association or corporation, if the Executive's duties relate in any manner to the business of developing, providing, marketing, administering, managing, or acting as a consultant in the providing of, any business in which the Employer is engaged at the time; provided however, that Executive's associations and other responsibilities as of the date hereof shall not be deemed to be competitive with the Company's business. Nothing herein shall prohibit Executive from acquiring or holding any issue of stock or securities of any business, individual, partnership, firm, or corporation (collectively "Entity") which has any securities listed on a national securities exchange or quoted in the daily listing of over-the-counter market securities, provided that at any one time he and members of his immediate family do not own more than ten percent of the voting securities of any such Entity. The obligations of Executive pursuant to this Section 9 shall survive the expiration or termination of this Agreement.

10.      Nonsolicitation.

         During the Non-Compete Period, Executive shall not directly or indirectly solicit to enter into the employ of any other Entity, or hire, any of the employees of the Employer (or individuals who were employees of the Employer within six months of termination of the Non-Compete Period). During the Non-Compete Period, Executive shall not, directly or indirectly, solicit, hire or take away or attempt to solicit, hire or take away (i) any customer or client of the Employer or (ii) any former customer or client (that is, any customer or client who ceased to do business with the Employer during the one (1) year immediately preceding such date) of the Employer or encourage any customer or client of the Employer to terminate its relationship with the Employer without the Employer's prior written consent. The obligations of Executive pursuant to this Section 10 shall survive the expiration or termination of this Agreement.

11.      Successors; Binding Agreement

         This Agreement and all rights of the Executive hereunder shall inure to the benefit of and be enforceable by Executive and Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Executive should die while any amounts would still be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to Executive's devisee, legatee, or other beneficiary or, if there be no such beneficiary, to Executive's estate.

12.      Survivorship

         The respective rights and obligations of the parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations.

13.      Miscellaneous

         13.1 Notices. Any notice, consent or authorization required or permitted to be given pursuant to this Agreement shall be in writing and sent to the party for or to whom intended, at the address of such party set forth below, by registered or certified mail, postage paid (deemed given five days after deposit in the U.S. mails) or personally or by facsimile transmission (deemed given upon receipt), or at such other address as either party shall designate by notice given to the other in the manner provided herein.

                  If to Employer:              Consolidated Technology Group
                                               700 Gemini
                                               Houston Texas 77058
                                               Attn.: Secretary

                  If to Executive:             Mr. Frank DeLape
                                               Consolidated Technology Group
                                               700 Gemini
                                               Houston Texas 77058
                                               Attn.: Secretary

         13.2 Taxes. Employer is authorized to withhold (from any compensation or benefits payable hereunder to Executive) such amounts for income tax, social security, unemployment compensation and other taxes as shall be necessary or appropriate in the reasonable judgment of Employer to comply with applicable laws and regulations.

         13.3 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas, without reference to the principles of conflicts of laws therein.

         13.4 Arbitration. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in the city in which the Employer's main corporate headquarters is then located in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitration award in any court having jurisdiction. The costs of the arbitration shall be borne by the non-prevailing party.

         13.5 Headings. All descriptive headings in this Agreement are inserted for convenience only and shall be disregarded in construing or applying any provision of this Agreement.

         13.6 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         13.7 Severability. If any provision of this Agreement, or any part thereof, is held to be unenforceable, the remainder of such provision and this Agreement, as the case may be, shall nevertheless remain in full force and effect.

         13.8 Entire Agreement and Representation. This Agreement contains the entire agreement and understanding between Employer and Executive with respect to the subject matter hereof. No representations or warranties of any kind or nature relating to Employer or its several businesses, or relating to Employer's assets, liabilities, operations, future plans or prospects have been made by or on behalf of Employer to Executive. This Agreement supersedes any prior agreement between the parties relating to the subject matter hereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        Consolidated Technology Group Ltd.


                                     By:___________________________________
                                        Richard Young
                                        President and COO


                                        ___________________________________
                                        Frank DeLape

                                                                       EXHIBIT A

                        RESTRICTED STOCK AWARD AGREEMENT


         THIS AGREEMENT (the "Agreement") is made effective as of May 1, 1999, between Consolidated Technology Group Ltd. (the "Company") and Frank DeLape (the "Recipient").

         WHEREAS, the Recipient has entered into an employment agreement with the Company, dated as of April 20, 1999 (the "Employment Agreement"), which provides for the grant of a restricted stock award; and

         WHEREAS, the Board of Directors of the Company has determined to grant such restricted stock award [pursuant to the Company's ____________ Plan (the "Plan")] under the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

         1. Award of Stock. The Company hereby awards the Recipient ______ shares of common stock of the Company, par value $0.01 per share (the "Common Stock"), [pursuant to the Plan and ]subject to the terms and conditions set forth herein (the "Restricted Shares").

         2.  Restrictions and Vesting.

         (a) Except as provided in this Agreement, the Restricted Shares are not transferable and are subject to a substantial risk of forfeiture. The Recipient's interest in the Restricted Shares shall become transferable and nonforfeitable as of the dates provided in Section 2(b) (each, a "Vesting Date"), if the Recipient is an employee of the Company on the Vesting Date and has been so employed throughout the period beginning on the date of this agreement and ending on the applicable Vesting Date. If the Recipient's employment is terminated for any reason, the Restricted Shares shall, to the extent not then vested, be forfeited by the Recipient without consideration.

         (b) The Restricted Shares shall vest and become transferable ratably over a period of three years as follows: (i) _____ Restricted Shares shall vest on the May 1, [2000], (ii) an additional _____ Restricted Shares shall vest on May 1, [2001], and (iii) the remaining ______ Restricted Shares shall vest on May 1, [2002]. Notwithstanding anything to the contrary herein, the Restricted Shares shall vest and become transferable immediately upon the termination of Recipient's employment with the Company by the Company without Cause or by Executive on account of Good Reason (each as defined in the Employment Agreement).

         3. Certificates. Certificates evidencing the Restricted Shares shall be issued by the Company and shall be registered in the Recipient's name on the stock transfer books of the Company promptly after the date hereof, but shall remain in the physical custody of the

Company or its designee at all times prior to the vesting of such Restricted Shares pursuant to Section 2(b). As a condition to the receipt of this Restricted Stock Award, the Recipient shall deliver to the Company the stock powers (attached hereto as Exhibit A), duly endorsed in blank, relating to the Restricted Shares.

         4. Rights as a Stockholder. The Recipient shall be the record owner of the Restricted Shares until or unless such Restricted Shares are forfeited pursuant to Section 2 hereof, and as record owner shall be entitled to all rights of a common stockholder of the Company; provided, however, that the Company will retain custody of all dividends and distributions, if any ("Retained Distributions"), made or declared thereon (and such Retained Distributions shall be subject to forfeiture and the same restrictions, terms and vesting and other conditions as are applicable to the Restricted Shares) until such time, if ever, as the Restricted Shares with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested, and such Retained Distributions shall not bear interest or be segregated in a separate account. As soon as practicable following the vesting of any Restricted Shares pursuant to Section 2(b), certificates for the Restricted Shares which shall have vested, and any applicable Retained Distributions, shall be delivered to the Recipient or to the Recipient's legal guardian or representative along with the stock power relating thereto.

         5. Legend on Certificates. The certificates representing the vested Restricted Shares delivered to the Recipient as contemplated by Section 4 above shall be subject to such stop transfer orders and other restrictions as the Company may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or quotation system upon which such Shares are listed or quoted, and any applicable federal or state laws, and the Company may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         6. No Right to Continued Employment. This Agreement does not confer upon the Recipient any right to continuance of employment by the Company, nor shall it interfere in any way with the right of the Company to terminate his employment at any time.

         7. Transferability. The Restricted Shares may not, at any time prior to becoming vested pursuant to Section 2(b), be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Recipient and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company.

         8. Securities Laws. Upon the vesting of any Restricted Shares, the Recipient will make or enter into such written representations, warranties and agreements as the Company may reasonably request in order to comply with applicable securities laws or with this Agreement.

         9. Tax Withholding. The Recipient agrees as a condition of this Agreement, to pay to the Company, or make arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of federal, state and local income and payroll taxes that the

Company is required to withhold in connection with any lapse of restrictions on the Restricted Shares.

         10. Change in Capital Structure. The Board of Directors [the administrative committee of the Plan ](the "Committee") may make or provide for such adjustments in the number or nature of Restricted Shares as the Committee, in its sole discretion exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Recipient that would otherwise result from (a) any Common Stock dividend, Common Stock split, combination of shares of Common Stock, issuance of rights or warrants to purchase Common Stock, recapitalization or other change in capital structure of the Company; (b) any merger, consolidation, separation, reorganization, or partial or complete liquidation of the Company; (c) any other corporate transaction, including a spin-off, or event having an effect similar to any of the foregoing; or (d) any other event which otherwise warrants equitable adjustment because it interferes with the intended operation of this Agreement.

         11. Choice of Law. This Agreement shall be governed by the laws of the state of New York, without regard to principles of conflicts of law therein.

         12. Plan. The terms and provisions of the Plan are incorporated herein by reference. In the event of a conflict or inconsistency between discretionary terms and provisions of the Plan and the express provisions of this Agreement, this Agreement shall govern and control. In all other instances of conflicts or inconsistencies or omissions, the terms and provisions of the Plan shall govern and control. The Committee shall have sole authority, in its absolute discretion, to construe and interpret this Agreement and to make all other determinations it deems necessary or advisable for the administration of this Agreement.]

         13. Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date hereof.



------------------------------
Frank DeLape



Consolidated Technology Group Ltd.


By:___________________________
Name:
Title:

                                                                       EXHIBIT B
                             STOCK OPTION AGREEMENT


         Consolidated Technology Group Ltd., a New York corporation (the "Company"), hereby grants to Frank DeLape ("Optionee") certain options, as more particularly described in Schedule A which is attached hereto and incorporated herein by reference, which are exercisable to purchase that number of shares of the Company's common stock ("Stock") as set forth in Schedule A. Unless express reference is made to the type of option, any Incentive Stock Option ("ISO") and/or Nonqualified Stock Option ("NQSO") granted are herein referred to as "Options" (the option to purchase any one share of Stock, hereinafter referred to as an "Option"). The Options granted hereunder are subject to all of the terms, conditions and limitations of the ______________ (the "Plan") adopted by the Company, which is incorporated herein by reference and the terms and conditions of this Stock Option Agreement ("Agreement"). Unless otherwise indicated herein, defined terms in this Agreement shall have the meaning indicated in the Plan.

         1. Option Price. The Option price for each share of stock subject to an ISO or NQSO granted hereunder is specified in Schedule A.

         2. Description of Options. The Optionee is granted an ISO and/or a NQSO to purchase the number of shares of Stock of the Company as set forth in Schedule A.

         3. Exercise of Options.

                  A. Schedule of Rights to Exercise. The Options shall vest and become exercisable as follows: (i) one third of the Options granted hereunder shall vest and become exercisable, in whole or in part, on the first anniversary of the Grant Date as set forth in Schedule A; (ii) an additional one third of the Options (the "Year 2 Options") granted hereunder shall vest and become exercisable, in whole or in part, on the second anniversary of the Grant Date and (ii) an additional one third of the Options (the "Year 3 Options") granted hereunder shall vest and become exercisable, in whole or in part, on the third anniversary of the Grant Date. Options which have become exercisable shall be called "Vested Options." Notwithstanding anything to the contrary herein, all of the Options that have not yet become Vested Options shall become Vested Options in the following circumstances: (i) all Options that have not yet become Vested Options shall become Vested Options immediately upon the termination of Optionee's employment with the Company by the Company without Cause or by Executive on account of Good Reason (each as defined in the employment agreement between Optionee and the Company, dated May 1, 1999); (ii) all of the Year 2 Options shall become Vested Options (to the extent not already vested), when, as and if the market capitalization of the Company as of the close of any business day equals or exceeds $25 million; and (iii) all of the Year 3 Options shall become Vested Options (to the extent not already vested), when, as and if the market capitalization (as that term is defined by the Nasdaq Stock Market as of the date hereof) of the Company as of the close of any business day equals or exceeds $40 million.

                  B. Continuous Employment. Except as set forth below, the Optionee may exercise the Vested Options granted hereunder only during the period the Optionee is an employee of the Company. Except in the event of a termination for Good Reason, all vesting shall cease and no further Options shall become Vested Options after the Optionee ceases employment with the Company.

                  Upon the Optionee's termination of employment with the Company, without "Good Reason," as that term is defined in the Employee's employment agreement with the Company, all of the Options that have not then become Vested Options shall expire. Following Optionee's termination of employment with the Company, Vested Options may be exercised only during the following time periods. If Optionee's employment terminates on account of a disability (as defined in the Plan), the Vested Options may be exercised for a period of twelve (12) months following such termination and thereafter shall expire. If Optionee's employment terminates on account of death, the Vested Options may be exercised for a period of six (6) months following such termination and thereafter shall expire. If the Optionee's employment terminates for any other reason, the Vested Options may be exercised for a period of three
(3) months following such termination and thereafter shall expire. Notwithstanding the exercise periods set forth above, all Options, which have not already expired, shall expire on the Expiration Date as set forth in Schedule A. Once exercised, a Vested Option shall be canceled and no longer available for exercise.

                  Bona fide leaves of absence, military leave, and sick leave shall not for this purpose be considered a termination of employment if the Optionee is placed on such leave by the Company.

                  C. Method of Exercise. Vested Options may be exercised, in whole or in part , by the Optionee providing the Company a written notice which shall:

                           (1)  state the  election  to  exercise  all or part
of the Vested Options granted hereunder, identify the number of Vested Option(s) being exercised, the legal name of the Optionee in whose name the stock certificate or certificates for such shares of Stock is to be registered, and his address and Social Security Number;

                           (2) contain such representations and agreements as to
the Optionee's investment intent with respect to such shares of Stock as may be satisfactory to the Committee and it's counsel;

                           (3) be signed by the Optionee entitled to exercise
such Options; and

                           (4) be in writing and delivered in person or by
certified mail to the Secretary of the Company at _____________________________.

                  D. Payment. Payment of the Option exercise price for shares of Stock acquired upon exercise of an Option shall be in the manner provided in
Section 8 of the Plan. Unless otherwise stated in the written exercise notice to the Company, the certificate or certificates for shares of the Stock acquired upon the exercise of Options granted hereunder shall be registered in the name of the person exercising such Options. A partial exercise of the Vested Options granted hereunder does not waive an Optionee's right to a later exercise of some or all of the remaining Vested Options.

                  E. Compliance with Law. The obligation of the Company to issue shares of Stock pursuant to the exercise of Options shall be subject to all applicable laws, rules and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any of the provisions hereof, the Optionee hereby agrees that the Optionee will not exercise the Options, and that the Company will be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any shares of Stock pursuant to the exercise of any Option unless such exercise, offer or sale shall be properly registered pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) (the "Securities Act") with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. Any determination in this connection by the Company shall be final, binding and conclusive. The Company shall register the offer or sale of shares of Stock underlying any Option pursuant to the Securities Act within __ months of the date hereof. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of the Options or the issuance or transfer of shares pursuant thereto to comply with any law or regulation of any governmental authority. If the shares of Stock offered for sale or sold under any Option are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and any legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

         The Company is relieved from any liability for the non-issuance or non-transfer or any delay in issuance or transfer of any shares of Stock subject to Options which results from the inability of the Company to obtain or in any delay in obtaining from any regulatory body having jurisdiction all requisite authority to issue or transfer shares of Stock of the Company either upon exercise of the Options or shares of Stock issued as a result of such exercise if counsel for the Company deems such authority necessary for lawful issuance or transfer of any such shares.

         4. Non-Transferability of Options. The Options granted hereunder may not be transferred in any manner otherwise than by will or the laws of descent and distribution and (other than in the event of the Optionee's death or incapacity) may be exercised during the lifetime of the Optionee only by him/her. The terms of the Options granted hereunder shall be binding upon the executors, administrators, heirs and successors of the Optionee.

         5. Term of Option. The Options granted shall terminate on the Expiration Date as set forth on Schedule A and may be exercised only in accordance with the Plan, the terms of this Agreement and any and all applicable Securities Laws and Regulations.

         6.       Estoppel Provision: Additional Provisions.

                  (A) Optionee shall not have any rights to dividends or any other rights of a shareholder with respect to any shares of Stock subject to the Options until such shares have been issued to him (as evidenced by the appropriate entry on the books of a duly authorized transfer agent of the Company) upon the purchase of such shares following exercise.

                  (B) The Company shall not be liable or bound in any manner by any oral or written statement, representation, or other information pertaining to the Stock, the Company or any affiliate of the Company unless the same are specifically set forth herein. The Optionee's acceptance hereof represents his agreement and acknowledgment that the Company has not made and is not making any representation or warranty either express or implied, concerning the Stock or any matter or thing relating to or affecting the Company or any of its affiliates except as specifically set forth in this Agreement.

                  (C) Optionee specifically acknowledges his understanding that sales or other dispositions of any shares of Stock made in reliance upon Rule 144 under the Securities Act of 1993, as amended (the "Act") can be made only in limited amounts in accordance with the terms and conditions of such Rule.

                  (D) To the extent that any of the Options are ISO's, the Optionee agrees to notify the Company in writing, within 30 days of any disposition (whether by sale exchange, gift or otherwise) of shares of Stock pursuant to such ISO's purchased under this Agreement, within two (2) years from the Grant Date, as set forth on Schedule A, or within one year of the transfer of such shares of Stock to the Employee upon exercise of a Vested Option.

         7. Plan. This Agreement is subject to the terms and conditions of the Plan, a copy of which is attached hereto and incorporated by reference herein. In the event of a conflict or inconsistency between discretionary terms and provisions of the Plan and the express provisions of this Agreement, this Agreement shall govern and control. In all other instances of conflicts or inconsistencies or omissions, the terms and provisions of the Plan shall govern and control. The Committee shall have sole authority, in its absolute discretion, to construe and interpret this Agreement and to make all other determinations it deems necessary or advisable for the administration of this Agreement.

CONSOLIDATED TECHNOLOGY GROUP LTD.

ATTEST:




------------------------------------------
CHAIRMAN, EXECUTIVE COMPENSATION COMMITTEE








----------------------------                                ---------------
         OPTIONEE                                                DATE

         Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, and represents that he is familiar with the terms and provisions thereof, and hereby accept this Option subject to all the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan.



DATE:____________________


                                         --------------------------
                                                 OPTIONEE

                                   SCHEDULE A



Frank DeLape                                              May 1, 1999
------------                                              -----------
 (Optionee)                                               (Grant date)

                                                          May 1, 2004
                                                          -----------
                                                          (Expiration Date)

Incentive Stock Option ("ISO")
------------------------------

         Number of shares subject ISO                     _____


         Option price for each share                     $__________
         subject to an ISO  $


Non-qualified Stock Option ("NQSO")
-----------------------------------

         Number of shares subject NQSO                    _______
         (subject to anti-dilution protection in the event that the Company effects a reverse stock split of up to 1 for 30, such that the number of shares will not be reduced)

         Option price for each share subject to a NQSO   $__________
         (subject to price protection, such that such price shall not increase in the event of a reverse stock split of up to 1 for 30)


TOTAL NUMBER OF SHARES SUBJECT TO OPTIONS                 _______

Exhibit 99.3

                              EMPLOYMENT AGREEMENT


         EMPLOYMENT AGREEMENT (this "Agreement"), effective as April 21, 1999 (the "Effective Date"), between Richard Young ("Executive") and of Consolidated Technology Group Ltd., a New York corporation ("Employer").

         In consideration of the premises and the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.       Employment of Executive

         Employer hereby agrees to employ Executive, and Executive hereby agrees to be and remain in the employ of Employer, upon the terms and conditions hereinafter set forth.

2.       Employment Period

         Subject to earlier termination as provided in section 5, the term of Executive's employment under this Agreement shall commence as of the date hereof and shall continue for a period of three (3) years (the "Initial Employment Period"). Unless either party gives notice of non-renewal at least six (6) months prior to the expiration of the Initial Employment Period or any extension thereof, the term of this Agreement shall be extended for an additional one (1) year period (the Initial Employment Period and any extension thereof is hereafter referred to as the "Employment Period").

3.       Duties and Responsibilities

         3.1 General. During the Employment Period, Executive shall have the titles of President and Chief Operating Officer of the Employer and shall be charged with pursuing a growth strategy of building the Employer's business. Executive shall devote all of his business time and expend his best efforts, energies and skills to the Employer. Executive shall perform such duties, consistent with his status as President and Chief Operating Officer of Employer, as he may be assigned from time to time by Employer's Board of Directors (the "Board"). Employer shall nominate Executive to the Board and use its best efforts to see that Executive is appointed to the Board. Any such appointment shall be subject to Board approval.

4.       Compensation and Related Matters

         4.1 Base Salary. For each twelve-month period during the Employment Period, commencing with the twelve-month period beginning on the date of this Agreement (each such period, an "Employment Year"), Employer shall pay to Executive a base salary equal to $135,000, subject to increase at the discretion of the Board (the initial base salary, including any

Board approved increase thereof, the "Base Salary"). The Base Salary for each Employment Year shall be payable in advance in monthly increments.

         4.2 Annual Bonus. For each fiscal year during the Employment Period (each, a "Bonus Year"), at the discretion of the Board, Executive may receive a cash bonus of up to 100% of the Base Salary (the "Bonus") based upon attainment of annual performance objectives to be reasonably established by the Board for the Bonus Year, such performance objectives to be established as soon as possible following the beginning of the Bonus Year; provided, however, that for the first Bonus Year (commencing on May 1, 1999), the performance objectives shall be established as soon as possible following the date hereof. Any Bonus earned shall be payable promptly following the determination thereof, on the later of (i) fifteen (15) days after the members of the Board have received the audited financial statements for such Bonus Year, or (ii) the first meeting of the Board following the end of such Bonus Year. Except as otherwise set forth in
Section 6 hereof, the Bonus payable for any Bonus Year in which the Employment Period terminates shall equal the Bonus that would have been paid had the Employment Period not so terminated, multiplied by a fraction, the numerator of which shall be the number of days of the Employment Period within the Bonus Year and the denominator of which shall be 365.

         4.3 Life Insurance. Employer shall maintain in effect at all times during the Employment Period, at Employer's expense, a key man policy of term insurance on the life of Executive in the amount equal to three times Base Salary, naming the Company as the owner and beneficiary thereof. Executive agrees that Employer shall have the right to obtain other life insurance on Executive's life, at Employer's sole expense and with Employer or an affiliate thereof as the sole beneficiary thereof. Executive shall (i) cooperate fully with Employer in obtaining all such insurance, (ii) sign any necessary consents, applications and other related forms or documents, and (iii) take any required medical examinations.

         4.4 Automobile; Tax and Financial Planning. Employer shall provide Executive with a monthly allowance during the Employment Period of $1,000 to cover the costs of an automobile, including maintenance, fuel, and insurance. In addition, during the Employment Period, Employer shall pay for or reimburse Executive (as determined by Employer for the cost of reasonable financial planning services.

         4.5 Other Benefits. During the Employment Period, subject to, and to the extent Executive is eligible under their respective terms, Executive shall be entitled to receive such fringe benefits as are, or are from time to time hereafter generally provided by Employer to Employer's senior management employees or other employees (other than those provided under or pursuant to separately negotiated individual employment agreements or arrangements) under any pension or retirement plan, disability plan or insurance, group life insurance, medical and dental insurance, accidental death and dismemberment insurance, travel accident insurance or other similar plan or program of Employer. Employer shall provide short-term and long-term disability insurance for Executive which provides benefits equal to at least 60% of Base Salary. To the degree that Employer's medical insurance does not fully cover the cost of an annual physical examination for Executive, Employer shall reimburse Executive for such expense promptly after such expense is incurred. Executive's Base Salary shall (where applicable) constitute the compensation on the basis of which the amount of Executive's benefits under any such plan or program shall be fixed and determined.

         4.6 Expense Reimbursement. Employer shall reimburse Executive for all business expenses reasonably incurred by him in the performance of his duties under this Agreement upon his presentation of signed, itemized accounts of such expenditures, all in accordance with Employer's procedures and policies as adopted and in effect from time to time and applicable to its senior management employees.

         4.7 Vacations. Executive shall be entitled to 20 days vacation for each calendar year during the Employment Period, which vacations shall be taken at such time or times as shall not unreasonably interfere with Executive's performance of his duties under this Agreement.

         4.8 Annual Equity Incentives. In order to provide further incentive to Executive and align the interests of Executive with those of the stockholders of Employer, Employer shall grant to Executive annual equity incentives consisting of (i) shares of common stock of Employer (the "Common Stock"), subject to forfeiture and restricted as to transfer ("Restricted Stock") or (ii) options to purchase Common Stock ("Options").

         (a) Restricted Stock Award. Employer may at any time hereafter grant to Executive a Restricted Stock Award consisting of shares of Restricted Stock (the "Restricted Stock Award"). Any Restricted Stock Award shall vest and become transferable in two installments over a period of three years from the date hereof and shall have such other terms and conditions as set forth in the Restricted Stock Award Agreement attached hereto as Exhibit A.

         (b) Option Award. As of the date hereof, Employer shall grant to Executive an Option with respect to 250,000 shares of Common Stock with an exercise price equal to the closing price of the Common Stock on the NASD OTC Bulletin Board as of the trading day immediately prior to the date hereof (the "Option Award").

         (c) Additional Option Purchase. On the last day of each fiscal year during the Employment Period, provided Executive has met or exceeded the performance objectives agreed upon by the Board and Executive for such fiscal year, Executive shall have the right to purchase from Employer an additional Option with respect to 100,000 shares of Common Stock (the "Additional Option"). The Additional Option shall have a per share exercise price equal to the closing price of the Common Stock on the NASD OTC Bulletin Board on the trading day immediately prior to the date of purchase. The Additional Option shall be fully vested and shall have such other terms and conditions as are mutually agreed upon between Employer and the Executive. The purchase price for any Additional Option shall be determined by Employer's independent accountants based on a Black-Scholes valuation methodology.

         4.9 Relocation Expenses; Temporary Living Expenses. In the event that the Company's headquarters is located anywhere other than in the Houston metropolitan area, upon submission of properly documented receipts, Employer shall reimburse Executive for (i) reasonable moving costs in connection with Executive's relocation of his family from the Houston area to a location near the Employer's main headquarters and (ii) reasonable real estate commissions with respect to the sale of Executive's current residence in the Houston area in connection with or following such relocation. In addition, in the event that Employee is required to relocate, for a period of one year from the date hereof or until Executive relocates to such location, if earlier, Employer shall reimburse Executive for the reasonable cost of temporary housing in such location and reasonable travel between Houston and such location for the purpose of visiting his family. Such reimbursement shall not exceed $20,000 and shall be subject to submission of properly documented housing and travel receipts.

5.       Termination of Employment Period

         5.1 Termination Without Cause; Voluntary Termination by Executive. Employer may, by notice to Executive at any time during the Employment Period, terminate the Employment Period without Cause (as defined below). The effective date of such termination of the Executive from the Employer shall be the date that is thirty (30) days following the date on which such notice is given. Executive may, by notice to Employer at any time during the Employment Period, voluntarily resign from the Employer and terminate the Employment Period. The effective date of such termination of the Executive from the Employer shall be the date that is thirty (30) days following the date on which such notice is given.

         5.2 By Employer for Cause. Employer may, at any time during the Employment Period, by notice to Executive, terminate the Employment Period for "Cause" effective on the giving of such notice. As used herein, "Cause" means any of the following: (A) fraud on the part of Executive in the course of his employment with Employer; (B) a willful breach of this Agreement by Executive that is injurious to Employer; (C) Executive's conviction by a court of competent jurisdiction of, or pleading "guilty" or "no contest" to, (x) a felony, or (y) any other criminal charge (other than minor traffic violations) which could reasonably be expected to have a material adverse impact on Employer's reputation and standing in the community; (D) consistent drunkenness by Executive or his illegal use of narcotics which is, or could reasonably be expected to become, materially injurious to the reputation or business of the Employer or which impairs, or could reasonably be expected to impair, the performance of Executive's duties hereunder; or (E) willful failure by Executive to follow the lawful directions of the Board, representing disloyalty to the goals of the Employer. An act or failure to act on the part of Executive shall be considered "willful" if done, or omitted to be done, by Executive in bad faith or without a reasonable belief that the act or omission was in the best interest of Employer.

         5.3 By Executive for Good Reason. Executive may, at any time during the Employment Period by notice to Employer, terminate the Employment Period under this Agreement for "Good Reason" (as defined below) effective immediately. For the purposes hereof, "Good Reason" means any of the following without Executive's consent: (A) subject to Section 3 above, a material and adverse change in the nature and scope of Executive's authority and duties from those exercised or performed by Executive immediately after the Effective Date; (B) a material breach of this Agreement by Employer or (C) a change in the composition of the Board in which the individuals who constitute the Board, as of the date hereof (the "Incumbent Board"), cease for any reason to constitute at least a majority of the

Board, provided that any individual becoming a director subsequent to the date hereof whose election, or nomination for election was approved by a vote of at least a majority of the Incumbent Board will be considered as though such individual were a member of the Incumbent Board; provided, however, that the circumstances set forth in this Section 5.3(A) and (B) will not be Good Reason if within 30 days of notice by the Executive to the Employer, Employer cures such circumstances.

         5.4 Disability. During the Employment Period, if, as a result of physical or mental incapacity or infirmity, Executive shall be unable to perform his duties under this Agreement for (i) a continuous period of at least 120 days, or (ii) periods aggregating at least 180 days during any period of 12 consecutive months (each a "Disability Period"), and at the end of the Disability Period there is no reasonable probability that Executive can promptly resume his duties hereunder, Executive shall be deemed disabled (the "Disability") and Employer, by notice to Executive, shall have the right to terminate the Employment Period for Disability at, as of or after the end of the Disability Period. The existence of the Disability shall be determined by a reputable, licensed physician selected by Employer in good faith, whose determination shall be final and binding on the parties. Executive shall cooperate in all reasonable respects to enable an examination to be made by such physician. Notwithstanding the foregoing, Employer may conclusively determine Executive to be disabled and terminate the Employment Period on account of Disability at any time after Executive has commenced receiving benefits under the long-term disability insurance policy obtained pursuant to Section 4.5 hereof.

         5.5 Death. Notwithstanding any other provision of this agreement, the Employment Period shall end on the date of Executive's death.

6.       Termination Compensation

         6.1 Termination without Cause by Employer or for Good Reason by Executive. If the Employment Period is terminated by Employer pursuant to the provisions of Section 5.1 hereof or by Executive pursuant to the provisions of
Section 5.3 hereof, Employer will pay to Executive (i) Executive's Base Salary through the date of termination, (ii) within five (5) days following the date of termination in one lump sum an amount equal to the lesser of (a) the Base Salary multiplied by the number of years (and fractional portions thereof) remaining in the Employment Period (the "Severance Period") or (b) the Base Salary for a one year term, and (iii) on the date due pursuant to the provisions of Section 4.2 hereof, the bonus for the then current Bonus Year, prorated for the period of time during the Bonus Year that Executive was employed. All other benefits provided for in Sections 4.3, 4.4 and Section 4.5 (except for pension and retirement benefits) shall be continued at the expense of Employer for the Severance Period. In the event that any such benefits cannot be continued under the terms of the applicable benefit programs or Employer chooses not to continue such benefits, the Employer shall pay to Executive a lump sum amount having an equal value of such remaining benefits. In addition, if the Employment Period is terminated by Employer pursuant to the provisions of Section 5.1 hereof or by Executive pursuant to the provisions of Section 5.3 hereof, (i) the restrictions with respect to all unvested shares of Restricted Stock, if any, previously granted to Executive shall immediately lapse and such shares shall become transferable and no longer subject to forfeiture and (ii) all unvested portions of the Options previously granted to Executive shall immediately become vested and exercisable. Employer shall have no obligation to continue any other benefits provided for in Section 4 past the date of termination.

         6.2 Certain Other Terminations. If the Employment Period is terminated by Employer pursuant to the provisions of Sections 5.2 or 5.4, or by death, pursuant to the provisions of Section 5.5, Employer shall pay to Executive, within thirty (30) days of the date of termination, Executive's Base Salary through the date of termination. Provided the date of termination is after the end of a calendar year for which a Bonus is payable, but prior to the date of payment, Employer shall also pay to Executive, when due pursuant to provisions of Section 4.2 hereof, the Bonus for such Bonus Year. Employer shall have no obligation to continue any other benefits provided for in Section 4 past the date of termination.

         6.3 No Other Termination Compensation. Executive shall not, except as set forth in this Section 6, be entitled to any compensation following termination of the Employment Period.

7.       Professional Liability Insurance; Indemnification

         7.1 Insurance. The Employer will provide coverage for Executive under the Employer's director and officer professional liability insurance policy.

         7.2 Indemnification. Employer shall indemnify the Executive to the fullest extent permitted by law in effect as of the date hereof, or as hereafter amended, against all costs, expenses, liabilities and losses (including, without limitation, attorneys' fees, judgments, fines, penalties, ERISA excise taxes, penalties and amounts paid in settlement) reasonably incurred by the Executive in connection with a Proceeding. For the purposes of this Section, a "Proceeding" shall mean any action, suit or proceeding, whether civil, criminal, administrative or investigative, in which the Executive is made, or is threatened to be made, a party to, or a witness in, such action, suit or proceeding by reason of the fact that he is or was an officer, director or employee of the Employer or is or was serving as an officer, director, member, employee, trustee or agent of any other entity at the request of the Employer.

         (a) Notification and Defense of Claim. Promptly after receipt by the Executive of notice of the commencement of any Proceeding, the Executive will, if a claim in respect thereof is to be made against the Employer under this Agreement, notify the Employer in writing of the commencement thereof; but the omission to so notify the Employer will not relieve the Employer from any liability that it may have to the Executive otherwise than under this Agreement. Notwithstanding any other provision of this Agreement, with respect to any such Proceeding as to which the Executive gives notice to the Employer of the commencement thereof:

                  (i) The Employer will be entitled to participate therein at its own expense; and

                  (ii)     Except as otherwise provided in this Section 7.2(a)
(ii) to the extent that it may wish, the Employer, jointly with any other indemnifying party similarly notified, shall be entitled to assume the defense thereof, with counsel satisfactory to the Executive. After notice from the Employer to the Executive of its election to so assume the defense thereof, the Employer shall not be liable to the Executive under this Agreement for any legal or other expenses subsequently incurred by the Executive in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. The Executive shall have the right to employ the Executive's own counsel in such Proceeding, but the fees and expenses of such counsel incurred after notice from the Employer of its assumption of the defense thereof shall be at the expense of the Executive unless (a) the employment of counsel by the Executive has been authorized by the Employer, (b) the Executive shall have reasonably concluded that there may be a conflict of interest between the Employer and the Executive in the conduct of the defense of such Proceeding (which conclusion shall be deemed reasonable if, without limitation, such action shall seek any remedy other than money damages and the Executive would be personally affected by such remedy or the carrying out thereof), or (c) the Employer shall not in fact have employed counsel to assume the defense of the Proceeding, in each of which cases the fees and expenses of counsel shall be at the expense of the Employer. The Employer shall not be entitled to assume the defense of any Proceeding brought against the Executive by or on behalf of the Employer or as to which the Executive shall have reached the conclusion provided for in clause (b) above.

8.       Confidentiality

         Unless otherwise required by law or judicial process, Executive shall retain in confidence during the Employment Period and after termination of Executive's employment with Employer pursuant to this Agreement all confidential information known to the Executive concerning Employer and its businesses. The obligations of Executive pursuant to this Section 8 shall survive the expiration or termination of this Agreement.

9.       Noncompetition

         For the shorter of the duration of: (i) the date of termination of the Employment Period; (ii) the date of termination of employment hereunder, in the event of termination of the Executive by the Employer or by the Executive with Good Reason; or (iii) one-year following the termination of employment hereunder in the event of termination of employment hereunder by the Executive without Good Reason (such period referred to herein as the "Non-Compete Period"), the Executive shall not directly or indirectly, engage in any Competitive Activity (as defined below) in competition with the Employer. "Competitive Activity" shall mean: (A) the participation, directly or indirectly, in any business which is the same as or substantially similar to or is or would be competitive with the business of the Employer at the time; and (B) becoming an employee, director, officer, consultant, independent contractor, lecturer or advisor of or to, or otherwise providing services to, any business, individual, partnership, firm, association or corporation, if the Executive's duties relate in any manner to the business of developing, providing, marketing, administering, managing, or acting as a consultant in the providing of, any business in which the Employer is engaged at the time. Nothing herein, however, shall prohibit Executive from acquiring or holding any issue of stock or securities of any business, individual, partnership, firm, or corporation (collectively "Entity") which has any securities listed on a national securities exchange or quoted in the daily listing of over-the-counter market securities, provided that at any one time he and members of his immediate family do not own more than five percent of the voting securities of any such Entity. The obligations of Executive pursuant to this Section 9 shall survive the expiration or termination of this Agreement.

10.      Nonsolicitation

         During the Non-Compete Period, Executive shall not directly or indirectly solicit to enter into the employ of any other Entity, or hire, any of the employees of the Employer (or individuals who were employees of the Employer within six months of termination of the Non-Compete Period). During the Non-Compete Period, Executive shall not, directly or indirectly, solicit, hire or take away or attempt to solicit, hire or take away (i) any customer or client of the Employer or (ii) any former customer or client (that is, any customer or client who ceased to do business with the Employer during the one (1) year immediately preceding such date) of the Employer or encourage any customer or client of the Employer to terminate its relationship with the Employer without the Employer's prior written consent. The obligations of Executive pursuant to this Section 10 shall survive the expiration or termination of this Agreement.

11.      Successors; Binding Agreement

         This Agreement and all rights of the Executive hereunder shall inure to the benefit of and be enforceable by Executive and Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Executive should die while any amounts would still be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to Executive's devisee, legatee, or other beneficiary or, if there be no such beneficiary, to Executive's estate.

12.      Survivorship

         The respective rights and obligations of the parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations.

13.      Miscellaneous

         13.1 Notices. Any notice, consent or authorization required or permitted to be given pursuant to this Agreement shall be in writing and sent to the party for or to whom intended, at the address of such party set forth below, by registered or certified mail, postage paid (deemed given five days after deposit in the U.S. mails) or personally or by facsimile transmission (deemed given upon receipt), or at such other address as either party shall designate by notice given to the other in the manner provided herein.

                  If to Employer:              Consolidated Technology Group
                                               700 Gemini
                                               Houston Texas 77058
                                               Attn.: Secretary

                  If to Executive:             Mr. Richard Young
                                               Consolidated Technology Group
                                               700 Gemini
                                               Houston Texas 77058

         13.2 Taxes. Employer is authorized to withhold (from any compensation or benefits payable hereunder to Executive) such amounts for income tax, social security, unemployment compensation and other taxes as shall be necessary or appropriate in the reasonable judgment of Employer to comply with applicable laws and regulations.

         13.3 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas, without reference to the principles of conflicts of laws therein.

         13.4 Arbitration. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in the city in which the Employer's main corporate headquarters is then located in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitration award in any court having jurisdiction. The costs of the arbitration shall be borne by the non-prevailing party.

         13.5 Headings. All descriptive headings in this Agreement are inserted for convenience only and shall be disregarded in construing or applying any provision of this Agreement.

         13.6 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         13.7 Severability. If any provision of this Agreement, or any part thereof, is held to be unenforceable, the remainder of such provision and this Agreement, as the case may be, shall nevertheless remain in full force and effect.

         13.8 Entire Agreement and Representation. This Agreement contains the entire agreement and understanding between Employer and Executive with respect to the subject matter hereof. No representations or warranties of any kind or nature relating to Employer or its several businesses, or relating to Employer's assets, liabilities, operations, future plans or prospects have been made by or on behalf of Employer to Executive. This Agreement supersedes any prior agreement between the parties relating to the subject matter hereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                         Consolidated Technology Group Ltd.


                                      By:___________________________________
                                         Frank DeLape
                                         Chairman and CEO


                                         ___________________________________
                                         Richard Young

                                                                       EXHIBIT A

                        RESTRICTED STOCK AWARD AGREEMENT


         THIS AGREEMENT (the "Agreement") is made effective as of May 1, 1999, between Consolidated Technology Group Ltd. (the "Company") and Richard Young (the "Recipient").

         WHEREAS, the Recipient has entered into an employment agreement with the Company, dated as of April 20, 1999 (the "Employment Agreement"), which provides for the grant of a restricted stock award; and

         WHEREAS, the Board of Directors of the Company has determined to grant such restricted stock award [pursuant to the Company's ____________ Plan (the "Plan")] under the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

         1. Award of Stock. The Company hereby awards the Recipient ______ shares of common stock of the Company, par value $0.01 per share (the "Common Stock"), [pursuant to the Plan and ]subject to the terms and conditions set forth herein (the "Restricted Shares").

         2.  Restrictions and Vesting.

         (a) Except as provided in this Agreement, the Restricted Shares are not transferable and are subject to a substantial risk of forfeiture. The Recipient's interest in the Restricted Shares shall become transferable and nonforfeitable as of the dates provided in Section 2(b) (each, a "Vesting Date"), if the Recipient is an employee of the Company on the Vesting Date and has been so employed throughout the period beginning on the date of this agreement and ending on the applicable Vesting Date. If the Recipient's employment is terminated for any reason, the Restricted Shares shall, to the extent not then vested, be forfeited by the Recipient without consideration.

         (b) The Restricted Shares shall vest and become transferable ratably over a period of three years as follows: (i) _____ Restricted Shares shall vest on the May 1, [2000], (ii) an additional _____ Restricted Shares shall vest on May 1, [2001], and (iii) the remaining ______ Restricted Shares shall vest on May 1, [2002]. Notwithstanding anything to the contrary herein, the Restricted Shares shall vest and become transferable immediately upon the termination of Recipient's employment with the Company by the Company without Cause or by Executive on account of Good Reason (each as defined in the Employment Agreement).

         3. Certificates. Certificates evidencing the Restricted Shares shall be issued by the Company and shall be registered in the Recipient's name on the stock transfer books of the Company promptly after the date hereof, but shall remain in the physical custody of the

Company or its designee at all times prior to the vesting of such Restricted Shares pursuant to Section 2(b). As a condition to the receipt of this Restricted Stock Award, the Recipient shall deliver to the Company the stock powers (attached hereto as Exhibit A), duly endorsed in blank, relating to the Restricted Shares.

         4. Rights as a Stockholder. The Recipient shall be the record owner of the Restricted Shares until or unless such Restricted Shares are forfeited pursuant to Section 2 hereof, and as record owner shall be entitled to all rights of a common stockholder of the Company; provided, however, that the Company will retain custody of all dividends and distributions, if any ("Retained Distributions"), made or declared thereon (and such Retained Distributions shall be subject to forfeiture and the same restrictions, terms and vesting and other conditions as are applicable to the Restricted Shares) until such time, if ever, as the Restricted Shares with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested, and such Retained Distributions shall not bear interest or be segregated in a separate account. As soon as practicable following the vesting of any Restricted Shares pursuant to Section 2(b), certificates for the Restricted Shares which shall have vested, and any applicable Retained Distributions, shall be delivered to the Recipient or to the Recipient's legal guardian or representative along with the stock power relating thereto.

         5. Legend on Certificates. The certificates representing the vested Restricted Shares delivered to the Recipient as contemplated by Section 4 above shall be subject to such stop transfer orders and other restrictions as the Company may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or quotation system upon which such Shares are listed or quoted, and any applicable federal or state laws, and the Company may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         6. No Right to Continued Employment. This Agreement does not confer upon the Recipient any right to continuance of employment by the Company, nor shall it interfere in any way with the right of the Company to terminate his employment at any time.

         7. Transferability. The Restricted Shares may not, at any time prior to becoming vested pursuant to Section 2(b), be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Recipient and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company.

         8. Securities Laws. Upon the vesting of any Restricted Shares, the Recipient will make or enter into such written representations, warranties and agreements as the Company may reasonably request in order to comply with applicable securities laws or with this Agreement.

         9. Tax Withholding. The Recipient agrees as a condition of this Agreement, to pay to the Company, or make arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of federal, state and local income and payroll taxes that the

Company is required to withhold in connection with any lapse of restrictions on the Restricted Shares.

         10. Change in Capital Structure. The Board of Directors [the administrative committee of the Plan ](the "Committee") may make or provide for such adjustments in the number or nature of Restricted Shares as the Committee, in its sole discretion exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Recipient that would otherwise result from (a) any Common Stock dividend, Common Stock split, combination of shares of Common Stock, issuance of rights or warrants to purchase Common Stock, recapitalization or other change in capital structure of the Company; (b) any merger, consolidation, separation, reorganization, or partial or complete liquidation of the Company; (c) any other corporate transaction, including a spin-off, or event having an effect similar to any of the foregoing; or (d) any other event which otherwise warrants equitable adjustment because it interferes with the intended operation of this Agreement.

         11. Choice of Law. This Agreement shall be governed by the laws of the state of New York, without regard to principles of conflicts of law therein.

         12. Plan. The terms and provisions of the Plan are incorporated herein by reference. In the event of a conflict or inconsistency between discretionary terms and provisions of the Plan and the express provisions of this Agreement, this Agreement shall govern and control. In all other instances of conflicts or inconsistencies or omissions, the terms and provisions of the Plan shall govern and control. The Committee shall have sole authority, in its absolute discretion, to construe and interpret this Agreement and to make all other determinations it deems necessary or advisable for the administration of this Agreement.]

         13. Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date hereof.



______________________________
Richard Young



Consolidated Technology Group Ltd.


By:___________________________
Name:
Title:

                                                                       EXHIBIT B
                             STOCK OPTION AGREEMENT


         Consolidated Technology Group Ltd., a New York corporation (the "Company"), hereby grants to Richard Young ("Optionee") certain options, as more particularly described in Schedule A which is attached hereto and incorporated herein by reference, which are exercisable to purchase that number of shares of the Company's common stock ("Stock") as set forth in Schedule A. Unless express reference is made to the type of option, any Incentive Stock Option ("ISO") and/or Nonqualified Stock Option ("NQSO") granted are herein referred to as "Options" (the option to purchase any one share of Stock, hereinafter referred to as an "Option"). The Options granted hereunder are subject to all of the terms, conditions and limitations of the ______________ (the "Plan") adopted by the Company, which is incorporated herein by reference and the terms and conditions of this Stock Option Agreement ("Agreement"). Unless otherwise indicated herein, defined terms in this Agreement shall have the meaning indicated in the Plan.

         1. Option Price. The Option price for each share of stock subject to an ISO or NQSO granted hereunder is specified in Schedule A.

         2. Description of Options. The Optionee is granted an ISO and/or a NQSO to purchase the number of shares of Stock of the Company as set forth in Schedule A.

         3. Exercise of Options.

                  A. Schedule of Rights to Exercise. The Options shall vest and become exercisable as follows: (i) 100,000 of the Options granted hereunder shall vest and become exercisable, in whole or in part, on the first anniversary of the Grant Date as set forth in Schedule A; (ii) an additional 75,000 of the Options (the "Year 2 Options") granted hereunder shall vest and become exercisable, in whole or in part, on the second anniversary of the Grant Date and (ii) an additional 75,000 of the Options (the "Year 3 Options") granted hereunder shall vest and become exercisable, in whole or in part, on the third anniversary of the Grant Date. Options which have become exercisable shall be called "Vested Options." Notwithstanding anything to the contrary herein, all of the Options that have not yet become Vested Options shall become Vested Options in the following circumstances: (i) all Options that have not yet become Vested Options shall become Vested Options immediately upon the termination of Optionee's employment with the Company by the Company without Cause or by Executive on account of Good Reason (each as defined in the employment agreement between Optionee and the Company, dated May 1, 1999); (ii) all of the Year 2 Options shall become Vested Options (to the extent not already vested), when, as and if the market capitalization of the Company as of the close of any business day equals or exceeds $25 million; and (iii) all of the Year 3 Options shall become Vested Options (to the extent not already vested), when, as and if the market capitalization (as that term is defined by the Nasdaq Stock Market as of the date hereof) of the Company as of the close of any business day equals or exceeds $40 million.

                  B. Continuous Employment. Except as set forth below, the Optionee may exercise the Vested Options granted hereunder only during the period the Optionee is an employee of the Company. Except in the event of a termination for Good Reason, all vesting shall cease and no further Options shall become Vested Options after the Optionee ceases employment with the Company.

                  Upon the Optionee's termination of employment with the Company, without "Good Reason," as that term is defined in the Employee's employment agreement with the Company, all of the Options that have not then become Vested Options shall expire. Following Optionee's termination of employment with the Company, Vested Options may be exercised only during the following time periods. If Optionee's employment terminates on account of a disability (as defined in the Plan), the Vested Options may be exercised for a period of twelve (12) months following such termination and thereafter shall expire. If Optionee's employment terminates on account of death, the Vested Options may be exercised for a period of six (6) months following such termination and thereafter shall expire. If the Optionee's employment terminates for any other reason, the Vested Options may be exercised for a period of three
(3) months following such termination and thereafter shall expire. Notwithstanding the exercise periods set forth above, all Options, which have not already expired, shall expire on the Expiration Date as set forth in Schedule A. Once exercised, a Vested Option shall be canceled and no longer available for exercise.

                  Bona fide leaves of absence, military leave, and sick leave shall not for this purpose be considered a termination of employment if the Optionee is placed on such leave by the Company.

                  C. Method of Exercise. Vested Options may be exercised, in whole or in part , by the Optionee providing the Company a written notice which shall:

                           (1)  state  the  election  to  exercise  all or  part
of the Vested Options granted hereunder, identify the number of Vested Option(s) being exercised, the legal name of the Optionee in whose name the stock certificate or certificates for such shares of Stock is to be registered, and his address and Social Security Number;

                           (2) contain such representations and agreements as to
the Optionee's investment intent with respect to such shares of Stock as may be satisfactory to the Committee and it's counsel;

                           (3) be signed by the Optionee entitled to exercise
such Options; and

                           (4) be in writing and delivered in person or by
certified mail to the Secretary of the Company at _____________________________.

                  D. Payment. Payment of the Option exercise price for shares of Stock acquired upon exercise of an Option shall be in the manner provided in
Section 8 of the Plan. Unless otherwise stated in the written exercise notice to the Company, the certificate or certificates for shares of the Stock acquired upon the exercise of Options granted hereunder shall be registered in the name of the person exercising such Options. A partial exercise of the Vested Options granted hereunder does not waive an Optionee's right to a later exercise of some or all of the remaining Vested Options.

                  E. Compliance with Law. The obligation of the Company to issue shares of Stock pursuant to the exercise of Options shall be subject to all applicable laws, rules and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any of the provisions hereof, the Optionee hereby agrees that the Optionee will not exercise the Options, and that the Company will be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any shares of Stock pursuant to the exercise of any Option unless such exercise, offer or sale shall be properly registered pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) (the "Securities Act") with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. Any determination in this connection by the Company shall be final, binding and conclusive. The Company shall register the offer or sale of shares of Stock underlying any Option pursuant to the Securities Act within __ months of the date hereof. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of the Options or the issuance or transfer of shares pursuant thereto to comply with any law or regulation of any governmental authority. If the shares of Stock offered for sale or sold under any Option are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and any legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

         The Company is relieved from any liability for the non-issuance or non-transfer or any delay in issuance or transfer of any shares of Stock subject to Options which results from the inability of the Company to obtain or in any delay in obtaining from any regulatory body having jurisdiction all requisite authority to issue or transfer shares of Stock of the Company either upon exercise of the Options or shares of Stock issued as a result of such exercise if counsel for the Company deems such authority necessary for lawful issuance or transfer of any such shares.

         4. Non-Transferability of Options. The Options granted hereunder may not be transferred in any manner otherwise than by will or the laws of descent and distribution and (other than in the event of the Optionee's death or incapacity) may be exercised during the lifetime of the Optionee only by him/her. The terms of the Options granted hereunder shall be binding upon the executors, administrators, heirs and successors of the Optionee.

         5. Term of Option. The Options granted shall terminate on the Expiration Date as set forth on Schedule A and may be exercised only in accordance with the Plan, the terms of this Agreement and any and all applicable Securities Laws and Regulations.

         6. Estoppel Provision: Additional Provisions.

                  (A) Optionee shall not have any rights to dividends or any other rights of a shareholder with respect to any shares of Stock subject to the Options until such shares have been issued to him (as evidenced by the appropriate entry on the books of a duly authorized transfer agent of the Company) upon the purchase of such shares following exercise.

                  (B) The Company shall not be liable or bound in any manner by any oral or written statement, representation, or other information pertaining to the Stock, the Company or any affiliate of the Company unless the same are specifically set forth herein. The Optionee's acceptance hereof represents his agreement and acknowledgment that the Company has not made and is not making any representation or warranty either express or implied, concerning the Stock or any matter or thing relating to or affecting the Company or any of its affiliates except as specifically set forth in this Agreement.

                  (C) Optionee specifically acknowledges his understanding that sales or other dispositions of any shares of Stock made in reliance upon Rule 144 under the Securities Act of 1993, as amended (the "Act") can be made only in limited amounts in accordance with the terms and conditions of such Rule.

                  (D) To the extent that any of the Options are ISO's, the Optionee agrees to notify the Company in writing, within 30 days of any disposition (whether by sale exchange, gift or otherwise) of shares of Stock pursuant to such ISO's purchased under this Agreement, within two (2) years from the Grant Date, as set forth on Schedule A, or within one year of the transfer of such shares of Stock to the Employee upon exercise of a Vested Option.

         7. Plan. This Agreement is subject to the terms and conditions of the Plan, a copy of which is attached hereto and incorporated by reference herein. In the event of a conflict or inconsistency between discretionary terms and provisions of the Plan and the express provisions of this Agreement, this Agreement shall govern and control. In all other instances of conflicts or inconsistencies or omissions, the terms and provisions of the Plan shall govern and control. The Committee shall have sole authority, in its absolute discretion, to construe and interpret this Agreement and to make all other determinations it deems necessary or advisable for the administration of this Agreement.

CONSOLIDATED TECHNOLOGY GROUP LTD.

ATTEST:




__________________________________________
CHAIRMAN, EXECUTIVE COMPENSATION COMMITTEE








___________________________                                __________________
         OPTIONEE                                                DATE

         Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, and represents that he is familiar with the terms and provisions thereof, and hereby accept this Option subject to all the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan.



DATE:____________________


                                                    _______________________
                                                         OPTIONEE

                                   SCHEDULE A



Richard Young                                                 May 1, 1999
-------------                                                 -----------
   (Optionee)                                                 (Grant date)

                                                              May 1, 2004
                                                              -----------
                                                              (Expiration Date)

Incentive Stock Option ("ISO")


         Number of shares subject ISO                         _____


         Option price for each share                         $__________
         subject to an ISO  $


Non-qualified Stock Option ("NQSO")


         Number of shares subject NQSO                        250,000
         (subject to anti-dilution protection in the event that the Company effects a reverse stock split of up to 1 for 30, such that the number of shares will not be reduced)

         Option price for each share subject to a NQSO       $__________




TOTAL NUMBER OF SHARES SUBJECT TO OPTIONS                     250,000
                                                              -------